GREEN MOUNTAIN COFFEE ROASTERS, INC. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS and NOTICE OF ANNUAL MEETING 33 Coffee Lane, Waterbury, VT 05676 Proxy materials for the 2013 Annual Meeting of Shareholders of Green Mountain Coffee Roasters, Inc. are now available on the Internet or by mail. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. This communication is not a form for voting and presents only an overview of the more complete proxy materials which contain important information that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before February 27, 2013 to facilitate a timely delivery. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held March 7, 2013. The Proxy Statement and our are available at: http://www.cstproxy.com/greenmountaincoffee/2013 STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. Dear Shareholder, The Annual Meeting of Shareholders (the “Annual Meeting”) of Green Mountain Coffee Roasters, Inc., a Delaware corporation (the “Company”), will be held at the Sheraton Burlington Hotel and Conference Center, 870 Williston Road, South Burlington, Vermont 05403 on Thursday, March 7, 2013 at 10:00 AM to vote on proposals: (I) To elect three Class II directors for a three-year term to expire in 2016; Nominees: 01) Barbara D. Carlini 02) Hinda Miller 03) Norman H. Wesley (II) To hold an advisory vote on executive compensation as disclosed in these materials; (III) To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2013; and To transact other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote “For” Proposals I, II and III. REQUESTING A PAPER COPY OF THE PROXY MATERIALS Material for this annual meeting and future meetings may be requested by one of the following methods: By logging on to http://viewproxy.com/greenmountaincoffee/2013 Have the 11 digit control number available when you access the website and follow the instructions. Call 1-877-777-2857 TOLL FREE By email at:requests@viewproxy.com * If requesting material by email, please send a blank email with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your email requesting material. You must use the 11 digit control number located in the box below. CONTROL NO.

GREEN MOUNTAIN COFFEE ROASTERS, INC. 33 Coffee Lane, Waterbury, VT 05676 The following proxy materials are available to you for review at: http://viewproxy.com/greenmountaincoffee/2013 • the Company’s Annual Report for the year ending September 29, 2012 • the Company’s 2013 Proxy Statement, Directions to attend the Annual Meeting can be found in the Proxy Statement. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a paper copy of the proxy materials. You May Vote Your Proxy When You View The Material On The Internet You Will Be Asked To Follow The Prompts To Vote Your Shares Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto http://viewproxy.com/greenmountaincoffee/2013 or By email at: requests@viewproxy.com Please include the company name and your control number in the subject line.